INCOME TAXES	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
INCOME TAXES	INCOME TAXES
The components of Loss before benefit from income taxes for 2021, 2020 and 2019 consist of:

(in millions)	2021	2020	2019
Domestic	$(323)	$(410)	$(2,396)
Foreign	(701)	(524)	559
	$(1,024)	$(934)	$(1,837)
The components of Benefit from income taxes for 2021, 2020 and 2019 consist of:

(in millions)	2021	2020	2019
Current:
Domestic	$(23)	$(8)	$(12)
Foreign	74	(216)	(116)
	51	(224)	(128)
Deferred:
Domestic	20	9	(5)
Foreign	16	590	187
	36	599	182
	$87	$375	$54
The Benefit from income taxes differs from the expected amount calculated by applying the Company’s Canadian statutory rate of 26.9% to Loss before benefit from income taxes for 2021, 2020 and 2019 as follows:

(in millions)	2021	2020	2019
Loss before benefit from income taxes	$(1,024)	$(934)	$(1,837)
Benefit from income taxes
Expected benefit from income taxes at Canadian statutory rate	$275	$251	$494
Non-deductible amount of share-based compensation	(9)	(9)	(7)
Adjustments to tax attributes	(59)	26	(99)
Change in valuation allowance related to foreign tax credits and NOLs	28	62	21
Change in valuation allowance on Canadian deferred tax assets and tax rate changes	40	687	(142)
Change in uncertain tax positions	112	(163)	(350)
Foreign tax rate differences	(198)	(128)	186
Non-deductible portion of Goodwill impairments	(99)	—	—
Tax benefit on intra-entity transfers	—	(338)	—
Other	(3)	(13)	(49)
	$87	$375	$54
Deferred tax assets and liabilities as of December 31, 2021 and 2020 consist of:

(in millions)	2021	2020
Deferred tax assets:
Tax loss carryforwards	$2,973	$2,924
Provisions	991	1,004
Research and development tax credits	173	172
Scientific Research and Experimental Development pool	52	55
Tax credit carryforwards	14	20
Deferred revenue	3	9
Prepaid expenses	26	27
Share-based compensation	17	16
Other	38	24
Total deferred tax assets	4,287	4,251
Less valuation allowance	(2,222)	(2,252)
Deferred tax assets net of valuation allowance	2,065	1,999
Deferred tax liabilities:
Intangible assets	188	228
Plant, equipment and technology	44	89
Outside basis differences	110	71
Unrealized FX on U.S. dollar debt and other financing cost	—	2
Total deferred tax liabilities	342	390
Net deferred tax asset	$1,723	$1,609
The following table presents a reconciliation of the deferred tax asset valuation allowance for 2021, 2020 and 2019:

(in millions)	2021	2020	2019
Balance, beginning of year	$2,252	$2,831	$2,913
Charged to Benefit from income taxes	(63)	(773)	13
Charged to other accounts	33	194	(95)
Balance, end of year	$2,222	$2,252	$2,831
The Company’s U.S. interest expense is subject to limitation rules which limit U.S. interest expense to 30% of adjusted taxable income, defined similar to EBITDA through 2021 and EBIT thereafter. Disallowed interest can be carried forward indefinitely and any unused interest deduction assessed for recoverability. On March 27, 2020, the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) was signed into law. The CARES Act also amended the annual limitation on the deduction of interest in the following respects: (i) increasing the limitation to 50% of adjusted taxable income (“ATI”), (ii) providing a rule for a partnership’s 2019 section 163(j)-disallowed interest expense and (iii) allowing an election to apply 2019 ATI to the 2020 section 163(j) computation. For corporations, the increase to 50% of ATI applies to all taxable years beginning in 2019 or 2020 and permits taxpayers whose 2020 income will decrease from its 2019 level, an election to apply their 2019 ATI, rather than their 2020 ATI, to their 2020 computation. The Company considered such provisions and expects to fully utilize any interest carry forwards in future periods.
The Company has provided for income taxes in accordance with guidance issued by accounting regulatory bodies, the U.S. Internal Revenue Service and state and local governments through the date of the issuance of these Consolidated Financial Statements. Additional guidance and interpretations can be expected and such guidance, if any, could impact future results. While management continues to monitor these matters, the ultimate impact, if any, as a result of the application of any guidance issued in the future cannot be determined at this time.
The realization of deferred tax assets is dependent on the Company generating sufficient domestic and foreign taxable income in the years that the temporary differences become deductible. A valuation allowance has been provided for the portion of the deferred tax assets that the Company determined is more likely than not to remain unrealized based on estimated future taxable income and tax planning strategies. In 2021, the valuation allowance decreased by $30 million primarily due to book taxable income in Canada, the change in deferred tax assets in Canada and the use of deferred tax assets in the U.S. in connection with internal restructurings. In 2020, the valuation allowance decreased by $579 million as a result of taxable losses in Canada as offset by a reduction of deferred tax assets due to internal restructurings. Given the Company’s history of pre-tax losses and expected future losses in Canada, the Company maintained that there was insufficient objective evidence to release the valuation allowance against Canadian tax loss carryforwards, International Tax Credits (“ITC”) and pooled Scientific Research and Experimental Development Tax Incentive (“SR&ED”) expenditures. The Canadian valuation allowance represents a material portion of the Company's total valuation allowance.
As of December 31, 2021 and 2020, the Company had accumulated taxable losses available to offset future years’ federal and provincial taxable income in Canada of approximately $6,669 million and $6,530 million, respectively.  As of December 31, 2021 and 2020, unclaimed ITCs available to offset future federal taxes in Canada were approximately $31 million and $37 million, respectively, which expire in the years 2022 through 2041.  In addition, as of December 31, 2021 and 2020, pooled SR&ED expenditures available to offset against future taxable income in Canada were approximately $196 million and $206 million, respectively, which may be carried forward indefinitely. As of December 31, 2021 and 2020, a full valuation allowance against the net Canadian deferred tax assets on the parent company has been provided of $1,965 million and $1,966 million, respectively.
As of December 31, 2021 and 2020, the Company had accumulated taxable losses available to offset future years' federal taxable income in the U.S. of approximately $266 million and $814 million, respectively, including acquired losses which expire in the years 2022 through 2037. While the remaining taxable losses are subject to multiple annual loss limitations as a result of previous ownership changes, the Company believes that the recoverability of the deferred tax assets associated with these taxable losses are more likely than not to be realized. As of December 31, 2021 and 2020 U.S. research and development credits available to offset future years' federal income taxes in the U.S. were approximately $119 million and $110 million, respectively, which includes acquired research and development credits and which expire in the years 2022 through 2042. In the U.S. the Company has a capital loss of which is offset by a full valuation allowance since the benefit is not expected to be realized.
As of December 31, 2021 and 2020, the Company had accumulated taxable losses available to offset future years’ taxable income in Ireland of approximately $10,040 million and $8,387 million, respectively.  As of December 31, 2021, the Company continues to have a capital loss which is offset by a valuation allowance on the portion of the loss for which a benefit is not expected to be realized.
The Company provides for income taxes on the unremitted earnings of its direct foreign affiliates except for its direct U.S. subsidiaries. The Company continues to assert that the unremitted earnings of its U.S. subsidiaries will be permanently reinvested and not repatriated. As of December 31, 2021, the Company estimates that there will be no tax liability attributable to unremitted earnings of its U.S. subsidiaries. However, distribution of future earnings could be subject to U.S. withholding tax.
As of December 31, 2021 and 2020, unrecognized tax benefits (including interest and penalties) were $927 million and $1,025 million, of which $271 million and $414 million would affect the effective income tax rate, respectively. In 2021 and 2020, the remaining unrecognized tax benefits would not impact the effective tax rate as the tax positions are offset against existing tax attributes or are timing in nature. In 2021 and 2020, the Company recognized net increases to unrecognized tax benefits for current year tax positions of $79 million and $66 million, respectively. The Company recognized a net reduction of $177 million during 2021 and a net reduction of $42 million during 2020 in the unrecognized tax benefits related to tax positions taken in the prior years.
The Company provides for interest and penalties related to unrecognized tax benefits in the provision for income taxes. As of December 31, 2021 and 2020, accrued interest and penalties related to unrecognized tax benefits were approximately $41 million and $49 million, respectively. In 2021, the Company recognized a net decrease of approximately $8 million and, in 2020, recognized an increase of $4 million of interest and penalties, respectively.
The Company and one or more of its subsidiaries file federal income tax returns in Canada, the U.S., and other foreign jurisdictions, as well as various provinces and states in Canada and the U.S. The Company and its subsidiaries have open tax years, primarily from 2012 to 2020, with significant taxing jurisdictions, respectively, including Canada and the U.S. These open years contain certain matters that could be subject to differing interpretations of applicable tax laws and regulations and tax treaties, as they relate to the amount, timing, or inclusion of revenues and expenses, or the sustainability of income tax positions of the Company and its subsidiaries. Certain of these tax years are expected to remain open indefinitely.

Jurisdiction:	Open Years
United States - Federal	2015 - 2020
Canada	2012 - 2020
Germany	2014 - 2020
France	2013 - 2020
China	2016 - 2020
Ireland	2016 - 2020
Netherlands	2017 - 2020
Australia	2011 - 2020
Luxembourg	2017 - 2020
The Internal Revenue Service (the “IRS”) completed its examinations of the Company’s U.S. consolidated federal income tax returns for the years 2013 and 2014. There were no material adjustments to the Company's taxable income as a result of these examinations. However, the 2014 tax year remains open to the extent of a 2017 capital loss carried back to that year. Additionally, the IRS has selected for examination the Company's annual tax filings for 2015 and 2016 and the Company's short period tax return for the period ended September 8, 2017, which was filed as a result of the Company's internal restructuring efforts during 2017. In 2017, the Company undertook an internal restructuring in the form of what is commonly known as a Granite Trust transaction, which resulted in a recorded capital loss (the “2017 Capital Loss”). Recently, the Company has received a notice of proposed adjustment from the IRS that would disallow the 2017 Capital Loss and expects to receive a notice of proposed tax deficiency from the IRS, after which the Company intends to contest proposed tax deficiency through the IRS administrative appeals process. If the Company were ultimately unsuccessful in defending its position, and all or a substantial portion of the 2017 Capital Loss deduction were disallowed, the Company could be liable for additional taxes (excluding penalties and interest) of up to $2,100 million, which could have an adverse effect on the Company’s financial condition and results of operations. The Company intends to vigorously defend its position, including through appropriate litigation, if necessary, and ultimately believes it will sustain its deduction of the 2017 Capital Loss, and, accordingly, no income tax provision has been recorded.
The Company is currently under examination by the Canada Revenue Agency (“CRA”) for three separate cycles: (a) years 2012 through 2013 (b) years 2014 through 2015, and (c) years 2016 through 2017. The Company believes that the CRA will open an audit cycle for the years 2018 – 2019 in 2022. The Company settled the tax years from 2005 through 2009 with the CRA. The Company had previously filed a Notice of Objection related to the assessment of these years and reduced net operating losses with a full valuation allowance by CAD 44 million to close these years. The adjustment did not result in a material change to the provision for income taxes. The CRA audits of the 2010 and 2011 tax years were closed in 2016 and resulted in no material adjustments. The Company received an assessment for certain transfer pricing matters in 2012 and 2013 for CAD 85 million and CAD 90 million, respectively. The Company disagrees with the adjustments and has filed a Notice of Objection for 2012 and 2013. The Company settled certain transfer pricing matters relating the 2015 and 2016 tax years resulting in a reduction to its NOLs of approximately CAD 21 million for 2015 and will receive a further adjustment for 2016. The expected adjustment for 2016 will reduce NOLs currently offset by a full valuation allowance.
The Company’s subsidiaries in Germany are under audit for tax years 2014 through 2016. At this time, the Company does not expect that proposed adjustments, if any, would be material to the Company's Consolidated Financial Statements.
The Company’s subsidiaries in Australia are under audit by the Australian Tax Office for various years beginning in 2010. On August 8, 2017, the Australian Taxation Office issued a notice of assessment for the tax years 2011 through 2017 in the aggregate amount of $117 million, which includes penalties and interest. The Company disagrees with the assessment and continues to believe that its tax positions are appropriate and supported by the facts, circumstances and applicable laws. The Company intends to defend its tax position in this matter vigorously and has filed a holding objection against the assessment by the Australian Taxation Office and has secured a bank guarantee to cover any potential cash outlays regarding this assessment. The bank guarantee has been reduced over time to now be an immaterial value. Negotiations with the Australian Tax Office are ongoing and the Company expects to enter into a Settlement Deed in early 2022 with no material adverse results.
The Company's U.S. affiliates remain under examination for various state tax audits in the U.S. for years 2015 through 2020.
Certain affiliates of the Company in regions outside of Canada, the U.S., Germany, Luxembourg and Australia are currently under examination by relevant taxing authorities, and all necessary accruals have been recorded, including uncertain tax benefits. At this time, the Company does not expect that proposed adjustments, if any, would be material to the Company's Consolidated Financial Statements.
The following table presents a reconciliation of the unrecognized tax benefits for 2021, 2020 and 2019:

(in millions)	2021	2020	2019
Balance, beginning of year	$1,025	$1,002	$654
Additions based on tax positions related to the current year	79	66	361
Additions for tax positions of prior years	121	171	63
Reductions for tax positions of prior years	(129)	(209)	(58)
Lapse of statute of limitations	(169)	(5)	(18)
Balance, end of year	$927	$1,025	$1,002
The Company believes it is reasonably possible that the total amount of unrecognized tax benefits at December 31, 2021 could decrease by approximately $104 million in the next twelve months as a result of the resolution of certain tax and transfer pricing audits and other events.